SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                                   Quipp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

              __________________________________________________________________

         2)   Aggregate number of securities to which transaction applies:

              __________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              __________________________________________________________________

         4)   Proposed maximum aggregate value of transaction:

              __________________________________________________________________

         5)   Total fee paid:

              __________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:

[QUIPP Letterhead]


March 27, 2003


Dear Shareholder,

         This year Quipp, Inc. will hold two meetings on April 29, 2003. The materials enclosed in this mailing concern Quipp's Special Meeting. The Special Meeting has been called in response to a demand by a person and two related entities who have stated in their public SEC filings that they are holders of more than ten percent of Quipp's outstanding common stock. The Board of Directors of Quipp unanimously recommends that you vote AGAINST each of the two Special Meeting proposals.

         You should already have received a mailing concerning Quipp's Annual Meeting also to be held on April 29, 2003 if you were a shareholder of record on March 19, 2003, the record date for the Annual Meeting. The record date for the Special Meeting is March 27, 2003.

         Your vote is important. Whether you plan to attend the meetings or not, we encourage you to complete, sign, date and mail your proxy card as soon as possible in the envelope provided.




                                    /s/ Michael S. Kady

                                    President and Chief Executive Officer,
                                    Quipp, Inc.








QUIPP, INC. 4800 N.W. 157 STREET . MIAMI, FLORIDA 33014-6434 .
PHONE: (305)623-8700 . FAX: (305) 623-0870

                                   QUIPP, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Quipp, Inc.:

         A special meeting of shareholders of Quipp, Inc. will be held at its corporate offices at 4800 N.W. 157 Street, Miami, Florida on April 29, 2003 at 1:00 p.m. Eastern Daylight Time. The special meeting is being called by the Board of Directors as a result of a demand by a person and two related entities who have disclosed in filings made with the Securities and Exchange Commission that they are shareholders of Quipp. The special meeting is being called for the following purposes:

         1. To vote upon a shareholder proposal to recommend that Quipp's Board of Directors resolve to amend the Articles of Incorporation to eliminate the classification of the Board of Directors; and

         2. To vote upon a shareholder proposal to recommend that Quipp's Board of Directors amend the bylaws to provide that each director hold office until the next annual meeting of shareholders.

         No other business may be transacted at the special meeting.

         THE BOARD OF DIRECTORS BELIEVES THAT NEITHER PROPOSAL IS IN THE BEST INTERESTS OF QUIPP'S SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE AGAINST EACH PROPOSAL.

         Holders of Quipp's common stock of record at the close of business on March 27, 2003 are entitled to receive this notice and to vote at the meeting or any adjournment.

         Your vote is important. Whether you plan to attend the meeting or not, we urge you to complete, sign and return your proxy card as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are not able to attend the meeting. You may revoke your proxy and vote in person at the meeting if you so desire.

Miami, Florida                              By Order of the Board of Directors
March 27, 2003
                                            Alan Singer,
                                            Secretary

                                   QUIPP, INC.
                              4800 N.W. 157 STREET
                            MIAMI, FLORIDA 33014-6434

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies from the holders of Quipp common stock by the Board of Directors for use at the special meeting of shareholders to be held on April 29, 2003. We are first mailing copies of this proxy statement, the attached notice of special meeting of shareholders and the enclosed form of proxy on or about March 27, 2003.

TIME AND PLACE; PURPOSE

         The special meeting of shareholders will be held at Quipp's corporate offices, 4800 N.W. 157 Street, Miami, Florida, on April 29, 2003, starting at 1:00 p.m. Eastern Daylight Time.

         The meeting is being held as a result of the demand of Pyramid Trading Limited Partnership ("Pyramid"), Oakmont Investments, LLC ("Oakmont") and Mr. Daniel Asher (collectively, the "Demanding Shareholder"), who have disclosed in their public SEC filings that they are holders of more than ten percent of Quipp's outstanding common stock. Under the Florida Business Corporation Act, a corporation is required to hold a special meeting of shareholders if, among other things, the holders of at least ten percent (unless a greater percentage not to exceed fifty percent is required by the articles of incorporation) of all the votes entitled to be cast on any issue proposed to be considered at the special meeting, deliver to the corporation's secretary a written demand for the meeting describing the purpose for which it is to be held. The Demanding Shareholder has informed us that it has the power to vote 162,838 shares of Quipp's common stock as of January 27, 2003, which constitutes more than ten percent of the outstanding shares of Quipp's common stock. Based on information included in the Schedule 13D, as amended, filed with the SEC by the Demanding Shareholder, Mr. Asher is the Manager of Oakmont, which in turn is the general partner of Pyramid. It therefore appears that the demand for the special meeting was made by Mr. Asher and two entities controlled by him.

         At the meeting, you will be asked to vote upon (1) a proposal submitted by the Demanding Shareholder to recommend that Quipp's Board of Directors resolve to amend the Articles of Incorporation to eliminate the classification of the Board of Directors; and (2) a proposal submitted by the Demanding Shareholder to recommend that Quipp's Board of Directors amend the bylaws to provide that each director hold office until the next annual meeting of shareholders. No other business will be considered at the special meeting. Currently, the Board of Directors is divided into three classes, whose terms expire at successive annual meetings. Based on the current composition of the Board, following the 2003 annual meeting, the terms of the two directors elected in 2001 expire at the 2004 annual meeting; the terms of the directors elected in 2002 expire at the 2005 annual meeting; and the terms of the directors elected in 2003 expire at the 2006 annual meeting.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

         The Board of Directors has fixed the close of business on March 27, 2003 as the record date for the meeting. Only holders of record of shares of Quipp common stock on the record date are entitled to notice of and to vote at the meeting. On the record date, there were 1,423,775 shares of Quipp common stock outstanding and entitled to vote at the meeting.

         Each holder of record of Quipp common stock as of the record date is entitled to cast one vote per share. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Quipp common stock entitled to vote is necessary to constitute a quorum at the meeting. Generally, under Florida law, action on a matter is approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Therefore, a properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate number of shares represented and entitled to vote at the meeting, will have no effect on the vote. In addition, where brokers are prohibited from exercising discretionary authority in voting shares for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in vote totals, but, if deemed represented for any purpose at the meeting, will be counted for purposes of determining whether there is a quorum at the meeting.

         All shares of Quipp common stock represented by properly executed proxies received prior to or at the meeting and not revoked will be voted in accordance with the instructions indicated in the proxies. If no instructions are indicated on a properly executed and timely returned proxy, the persons named in the proxy will vote the shares AGAINST the proposal to recommend that Quipp's Board of Directors resolve to amend the Articles of Incorporation to eliminate the classification of the Board of Directors, and the proposal to recommend that Quipp's Board of Directors amend the bylaws to provide that each director hold office until the next annual meeting of shareholders. If you decide to attend the meeting, you can vote your shares in person, even if you have already returned your proxy.

         You may revoke your proxy at any time prior to its use by delivering or mailing in sufficient time to be received prior to the meeting a signed notice of revocation or a later-dated signed proxy to the Secretary of Quipp, at the address listed on the notice of special meeting of shareholders, or by attending the meeting and voting in person. Attendance at the meeting will not in itself constitute the revocation of a proxy.

         Quipp will pay the cost of solicitation of proxies. The Demanding Shareholder appears to have offered to reimburse Quipp in accordance with Quipp's bylaws for expenses relating to the preparation and mailing of the notice of special meeting. However, the costs of preparing proxy materials and addressing other matters relating to the special meeting are far greater, and Quipp has determined not to seek reimbursement from the Demanding Shareholder. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners, and Quipp will, upon request, reimburse them for their reasonable expenses in so doing. Quipp may request, in person, by telephone, telecopy, mail or electronic transmission, the return of proxy cards. Such solicitation may be made by Quipp's directors, officers or regular employees. Quipp has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies, and will pay MacKenzie Partners a fee not to exceed $10,000 for such services.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information concerning ownership of Quipp common stock as of March 1, 2003 (unless otherwise noted) by (a) each shareholder that has indicated in public filings that the shareholder beneficially owns more than five percent of the common stock, (b) each director and each nominee for election as a director of Quipp, (c) each executive officer of Quipp named in the Summary Compensation Table under "Executive Compensation" in Quipp's Proxy Statement for the 2003 Annual Meeting of Shareholders and (d) all directors and executive officers of Quipp as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person's family sharing the same household, had sole voting and investment power with respect to the shares listed next to such person's name.

                                                         Number of Shares                Percent of
  NAME OF BENEFICIAL OWNER                              Beneficially Owned          Outstanding Shares(1)
  -------------------------------------------------    ----------------------     --------------------------
  Ralph M. Branca (2).............................             26,240                         1.8%
  Richard H. Campbell (3).........................             15,211                         1.1%
  Lawrence J. Gibson (4) .........................              5,000                         *
  Michael S. Kady (5) ............................              4,000                         *
  Cristina H. Kepner (6)..........................             26,174                         1.8%
  Louis D. Kipp (7) ..............................             43,435                         3.1%
  Christer A. Sjogren (8) ........................             15,858                         *
  David Switalski (9).............................              5,640                         *
  Kenneth G. Langone (10) ........................             79,607                         5.6%
  Pyramid Trading Limited  Partnership (11) ......            162,838                        11.5%
  FMR Corp. (12)..................................            141,500                        10.0%
  Berno, Gambal & Barbee, Inc. (13)...............            132,800                         9.4%
  Scion Capital, LLC (14) ........................             76,161                         5.4%
  All directors and executive officers
     as a group (15)..............................            141,558                         9.9%

___________
*Less than 1%

(1) Applicable percentage of ownership is based on 1,417,775 shares of common stock outstanding on March 1, 2003. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of stock options exercisable currently or within 60 days of March 1, 2003 are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)      Includes 5,000 shares underlying options.

(3)      Includes 5,000 shares underlying options.

(4)      Includes 5,000 shares underlying options.

(5)      Includes 2,000 shares underlying options.

(6)      Includes 10,000 shares underlying options.

(7)      Includes 5,000 shares underlying options.

(8)      Includes 15,000 shares underlying options.

(9)      Includes 5,625 shares underlying options.

(10) Includes 33,891 shares held by Invemed Associates LLC. Mr. Langone is the Chairman of the Board and President of Invemed Associates LLC and principal owner of its corporate parent. The address of Mr. Langone is Invemed Associates LLC, 375 Park Avenue, New York, New York 10152. The information in this note is derived from Amendment No. 9 to a Schedule 13D filed with the Securities and Exchange Commission on August 21, 2001 by Mr. Langone.

(11) Pyramid Trading Limited Partnership has shared beneficial ownership with regard to all 162,838 shares with Oakmont Investments, LLC and Mr. Daniel Asher. Oakmont Investments, LLC is the general partner of Pyramid Trading Limited Partnership, and Mr. Asher is Manager of Oakmont Investments, LLC. The address of Pyramid Trading Limited Partnership, Oakmont Investments, LLC and Mr. Asher is 440 S. LaSalle Street, Suite 700, Chicago, IL 60605. The information in this note is derived from a Schedule 13D filed with the Securities and Exchange Commission on July 3, 2000 and Amendment No. 1 to Schedule 13D filed with the Securities and Exchange Commission on May 8, 2001 by Pyramid Trading Limited Partnership, Oakmont Investments, LLC and Mr. Asher.

(12) Consists of 141,500 shares owned by Fidelity Low Priced Stock Fund, a registered investment company (the "Fund"). FMR Corp. is a parent holding company of Fidelity Management & Research Company ("Fidelity"), which acts as an investment adviser to the Fund. Through their control of Fidelity, each of Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp. has sole power to dispose of the 141,500 shares owned by the Fund. Neither FMR Corp. nor Mr. Johnson has the sole power to vote or direct the voting of the 141,500 shares owned by the Fund, which power resides with the Fidelity funds' boards of trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity funds' boards of trustees. Members of Mr. Johnson's family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Ms. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. The address of FMR Corp., Fidelity and the Fund is 82 Devonshire Street, Boston, Massachusetts 02109. The information in this note is derived from the
         Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003 by FMR Corp., Fidelity, the Fund, Mr. Johnson and Ms. Johnson.

(13) Includes 68,000 shares owned by the Aegis Value Fund, Inc. and 64,800 shares held by private investment advisory clients of Berno, Gambal & Barbee, Inc. ("BGB") (the "Accounts"), including William S. Berno (800 shares), Paul Gambal (1,350 shares) and Scott L. Barbee (3,000 shares), for which BGB provides investment advisory services. As investment advisor to the Aegis Value Fund and the Accounts, BGB has the sole power to dispose of the 132,800 shares held by the Aegis Value Fund and the Accounts. BGB has sole power to vote or direct the vote of the 64,800 shares held by the Accounts. Messrs. Berno and Barbee, Managing Directors of BGB, also may be deemed to beneficially own the 68,000 shares held by the Aegis Value Fund because they have voting power over those shares as a result of their positions as directors and officers of the Aegis Value Fund. The address of BGB is 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201-4798. The information in this note is derived from Amendment No. 3 to a Schedule 13D filed with the Securities and Exchange Commission on January 4, 2002 by BGB.

(14) Scion Capital, LLC serves as investment manager to Scion Value Fund, a series of Scion Funds LLC, a private investment company (the "Fund"). In its role as investment manager, Scion Capital, LLC possesses voting and/or investment power over Quipp securities owned by the Fund. All of the shares listed in the table are owned by the Fund, and Scion Capital, LLC disclaims ownership of such shares. The address of Scion Capital, LLC is 2055 Gateway Place, Suite 400, San Jose, California 95110. The information in this note is derived from Amendment No. 1 to

         Schedule 13G filed with the Securities and Exchange Commission on September 10, 2002 by Scion Capital, LLC.

(15)     Includes 52,625 shares underlying options.


              PROPOSAL TO RECOMMEND THAT QUIPP'S BOARD OF DIRECTORS
                        RESOLVE TO AMEND THE ARTICLES OF
                  INCORPORATION TO ELIMINATE THE CLASSIFICATION
                           OF THE BOARD OF DIRECTORS.

         The Demanding Shareholder submitted a proposal that the shareholders recommend that Quipp's Board of Directors resolve to amend the Articles of Incorporation to eliminate the classification of the Board of Directors.

         The Board of Directors believes that the present system of electing directors of Quipp in three classes is in the best interests of Quipp and its shareholders and should not be changed.

         Quipp's shareholders previously approved the amendment to Quipp's Articles of Incorporation that classified the Board of Directors into classes with staggered terms. Pursuant to the amendment, the Board of Directors is divided into three classes, each class to be as nearly equal in number as possible. Each class is elected each year for a term that ends at the annual meeting of shareholders in the third year following the year in which the director is elected.

         A classified board offers several important advantages to shareholders. A classified board is intended to increase the commitment of the members of the Board of Directors by extending the term of each director to three years, and to reduce the number of directors that are subject to election by the shareholders at any annual shareholders meeting. Quipp believes that its classified board structure has helped it attract and retain qualified individuals willing to commit the time and effort necessary to understand Quipp, its operations and competitive environment.

         In addition, a classified board provides a mechanism to preserve some degree of continuity of board membership in future years. This continuity facilitates long-term planning and enhances the ability of the Board to implement business strategies.

         Finally, a classified board protects shareholders against potentially coercive takeover tactics where a party attempts to acquire control on terms that do not offer the greatest value to all shareholders. The classification of a board of directors may be deemed to have an anti-takeover effect because it would make a change in the composition of a majority of the Board of Directors more difficult. The staggering of terms of directors could have the effect of requiring at least two annual shareholder meetings, instead of one, to effect a change in majority control of the Board of Directors. As a result, a staggered board may encourage a person seeking to acquire control of Quipp to negotiate with the Board, thereby enhancing the ability of the Board to negotiate the best result for all shareholders.

         Shareholders should understand that approval of this proposal would not eliminate the classification of Quipp's Board of Directors, but would constitute merely a recommendation by the shareholders that the Board consider enacting such a change.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THE PROPOSAL TO RECOMMEND THAT THE BOARD RESOLVE TO AMEND THE ARTICLES OF INCORPORATION TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS.

              PROPOSAL TO RECOMMEND THAT QUIPP'S BOARD OF DIRECTORS
                 AMEND THE BYLAWS TO PROVIDE THAT EACH DIRECTOR
           HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS.

         The Demanding Shareholder submitted a proposal that the shareholders recommend that Quipp's Board of Directors amend Section 3.03 of the bylaws to provide that each director hold office until the next annual meeting of shareholders. Section 3.03 currently provides that each director shall serve until the third succeeding annual meeting of shareholders after the director's election and until the director's successor shall have been elected and qualified or until the director's earlier resignation, removal from office or death.

         This proposal is similar to the other proposal submitted by the Demanding Shareholder in that it seeks to influence the Board of Directors to take action eliminating the classification of the Board so that all directors will be elected at each annual meeting. For the reasons set forth above, the Board of Directors believes that the present system of electing directors of Quipp is in the best interests of Quipp and its shareholders and should not be changed.

         Shareholders should understand that approval of this proposal would not result in the annual election of each director, but would constitute merely a recommendation by the shareholders that the Board consider enacting such a change. Moreover, such a change could be made only if the Articles of Incorporation were amended to eliminate the classification of the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THE PROPOSAL TO RECOMMEND THAT THE BOARD AMEND THE BYLAWS TO PROVIDE THAT EACH DIRECTOR HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS.

                            ADVANCE NOTICE PROCEDURES

         In accordance with Quipp's bylaws, notice relating to nominations for director or proposed business to be considered at the 2004 annual meeting of shareholders must be given no earlier than October 23, 2003 nor later than November 22, 2003. The notice must meet certain other requirements set forth in the bylaws. Shareholders may request a copy of the bylaw provisions discussed above from the Secretary, Quipp, Inc., 4800 N.W. 157 Street, Miami, Florida 33014-6434. These requirements do not affect the procedures for submitting shareholder proposals for inclusion in the proxy statement, nor do they apply to questions a shareholder may wish to ask at the meeting.

                              SHAREHOLDER PROPOSALS

         Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. Any proposal that an eligible shareholder desires to have presented at the 2004 annual meeting of shareholders concerning a proper subject for inclusion in the proxy statement and for consideration at the annual meeting will be included in our proxy statement and related proxy card if we receive it no later than November 22, 2003.

Dated:  March 27, 2003

(front)

                                   QUIPP, INC.
                Special Meeting of Shareholders - April 29, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints RICHARD H. CAMPBELL and MICHAEL S. KADY, with full power of substitution, proxies of the undersigned to represent the undersigned and to vote all shares of Common Stock of Quipp, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of Quipp, Inc. to be held at the company offices at 4800 N.W. 157 Street, Miami, FL 33014-6434, at 1:00 P.M. Eastern Daylight Time on April 29, 2003 and any adjournment thereof, subject to the directions indicated on the reverse side.

         IF NO DIRECTIONS ARE GIVEN, THE SHARES WILL BE VOTED AGAINST THE SHAREHOLDER PROPOSAL TO RECOMMEND THAT BOARD OF DIRECTORS RESOLVE TO AMEND THE ARTICLES OF INCORPORATION TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS AND AGAINST THE SHAREHOLDER PROPOSAL TO RECOMMEND THAT THE BOARD OF DIRECTORS AMEND THE BYLAWS TO PROVIDE THAT EACH DIRECTOR HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT OF QUIPP, INC.

         NOTE:  THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

(reverse)



                         Special Meeting of Shareholders
                                   QUIPP, INC.

                                 April 29, 2003

                         Please date, sign and mail your
                    proxy card back in the envelope provided
                              as soon as possible.

                 Please Detach and Mail in the Envelope Provided


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSALS 1 AND 2.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 1.

                                                                      FOR        AGAINST      ABSTAIN
1. Shareholder proposal to recommend                                  |_|          |_|            |_|
Quipp's Board of Directors resolve to
amend the Articles of Incorporation to
eliminate the classification of the
Board of Directors


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 2.
2. Shareholder proposal to recommend                                  |_|          |_|            |_|
that Quipp's Board of Directors amend
the bylaws to provide that each director
hold office until the next meeting of
shareholders

3. To vote on such matters as may
properly come before the meeting.



Signature _______________________________  Signature ___________________________________   Date ________ __, 2003

NOTE: Please sign exactly as your name or name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.